UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07639

T. Rowe Price Institutional Equity Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Item 1. Report to Shareholders

Institutional Large-Cap Value Fund	June 30, 2014

Highlights
  U.S. stocks repeatedly hit record highs in the year’s first half as investors anticipated that an improving economy would sustain corporate earnings growth.

  The Institutional Large-Cap Value Fund advanced 8.15% for the six months ended June 30, 2014, in line with the Russell 1000 Value Index and surpassing its Lipper peer group.

  Nine of 10 sectors in the Russell 1000 Value Index contributed to absolute results, led by energy and industrials and business services. Consumer discretionary was the only detracting sector.

  We continue to find companies that are priced below their intrinsic value in a wide range of industries. However, given the market’s strength in recent years, we would not be surprised to see a correction in the near term.

The views and opinions in this report were current as of June 30, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Large-Cap Value Fund

Dear Investor

U.S. stocks resumed their push into record territory in the first half of 2014 as investors anticipated that a steadily recovering economy would sustain corporate earnings growth. Signs of economic strength at home helped overcome worries about a slowdown in China, economic weakness in some emerging markets, and political unrest in Ukraine, Iraq, and Gaza. The U.S. Federal Reserve began the long-awaited taper of its asset purchase program in January, but investors drew comfort from accommodative monetary policies implemented by central banks in Europe and Japan. In this environment, your fund produced a solid return in line with its benchmark.

The Institutional Large-Cap Value Fund returned 8.15% for the six months ended June 30, 2014, in line with the return of its benchmark, the Russell 1000 Value Index, and surpassing the return of the Lipper Large-Cap Value Funds Index. Since your fund’s inception on March 31, 2000, it has outpaced both its benchmark and Lipper peer group by posting an annualized return of 8.33%, ahead of the Russell 1000 Value Index gain of 6.60% and the Lipper index gain of 4.93%. The fund’s long-term performance versus its peers remained excellent. The Institutional Large-Cap Value Fund is in the top quarter of its Lipper peer group for the trailing 3-, 5-, and 10-year periods. Based on cumulative total return, Lipper ranked the fund 103 of 474, 63 of 419, 78 of 365, and 38 of 240 large-cap value funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2014, respectively. (Past performance cannot guarantee future results.)

Market Environment

The U.S. economy improved in fits and starts over this year’s first half. The economy unexpectedly shrank 2.9% in the first quarter, its worst quarterly performance in five years, but economists blamed most of the slowdown on severe winter weather that hurt consumer spending. Subsequent data showed the recovery resuming as warmer weather in the spring unleashed pent-up demand. A surprisingly strong June jobs report released after our reporting period ended provided the latest sign that the economy is firmly recovering. In January, the Fed began tapering its longstanding stimulus program by paring its monthly asset purchases, but kept its fed funds target rate close to 0% to bolster the economy. The S&P 500 Index and Dow Jones Industrial Average repeatedly hit record highs in an environment marked by unusually low volatility.

All sectors in the Russell 1000 Value Index rose. The utilities sector was the best performer, surging more than 18%. Utilities, which typically pays relatively high dividend yields, rallied as investors sought high-yielding stocks in a low interest rate environment and power market fundamentals improved. Information technology, health care, energy, and materials followed with slimmer returns that outperformed the index. Conversely, financials, telecommunication services, industrials and business services, consumer discretionary, and consumer staples lagged the index’s return with modest gains. Value outperformed growth stocks in the large-cap universe for the past six months, but growth retained a slight edge over value over longer time periods according to various Russell indexes.

Portfolio Review

Energy stocks contributed the most to absolute returns. Most energy stocks did well over the period, buoyed by a spike in oil prices in the spring following turmoil in Ukraine and Iraq and signs of improvement in the U.S. economy. Houston-based oil and gas producer Apache was a top contributor, driven by improved production and takeover speculation. Over the past year, Apache announced asset sales totaling billions of dollars as it tries to shore up its balance sheet after years of acquisitions. We added to our Apache position as we believe that management has made some good decisions in monetizing the company’s assets and like its exposure to North American shale fields. Baker Hughes helped returns, as the oil field services provider reported improved operational results and stronger pricing in North America. Our research analysts have proven to be well ahead of the shifting dynamics in the energy sector, an area where T. Rowe Price’s strength in proprietary fundamental research has made a significantly positive impact on your fund’s results. We favor energy companies with access to reliable, high-quality assets and solid production growth. However, we are underweight to the sector as we believe that greater oil and natural gas production in North America will pressure the prices of these commodities over the long term. (Please refer to our portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Industrials and business services stocks were the next best contributors to performance, led by Southwest Airlines. Despite canceling thousands of flights due to winter storms early this year, Southwest shares fared well over the period as it reported better-than-expected results and announced a dividend increase and a new $1 billion share buyback program in May. Southwest is also benefiting from a wave of airline consolidation in previous years, which has improved pricing power and operating margins for the industry’s remaining players. Rail operators Canadian Pacific Railway and Union Pacific were also strong performers as a pickup in manufacturing and construction activity boosted rail transport demand. We reduced our holdings in Southwest Airlines and Union Pacific after strong performance in each but maintained our Canadian Pacific position. Over the past two years, Canadian Pacific has benefited from a turnaround under a new chief executive who has cut thousands of jobs, reduced the company’s rail network, and closed facilities. We continue to favor the industrials sector, the fund’s largest overweight, particularly companies with solid business models, exposure to many different end markets, and strong cash flow-generating ability.

Finally, utilities stocks—led by power companies NRG Energy, Entergy, and Exelon—boosted returns. Utilities benefited from an unusually cold winter that increased electricity demand and higher-than-expected wholesale electricity auction results in some parts of the country. A wave of consolidation in recent years following a prolonged period of depressed electricity prices has further benefited the power industry by creating a more favorable operating environment for fewer players. We remain partial to unregulated power companies, which include integrated utilities and independent power producers. These companies typically pay a solid dividend while offering earnings growth from the deregulated portion of their business.

Several of the fund’s biggest detractors were consumer discretionary stocks, the only sector to detract from returns. These included cruise operator Carnival, which struggled with rising oil prices and disappointing yields in North America, and General Motors, which has recalled millions of cars this year in a widening safety crisis. We maintained our position in Carnival, which should benefit from a rational industry structure with just three players and a new management team focused on improving operations and generating higher returns on capital. We also maintained our holdings in GM, but are carefully monitoring the company’s progress on the safety recalls and its ability to achieve margin improvement from the launch of new truck models. Department store retailer Kohl’s was another noteworthy detractor, reporting disappointing first-quarter results that missed its own forecasts. Kohl’s is in the midst of a turnaround that is taking longer than expected, but its business generates meaningful cash flow that management has returned to investors in the form of dividends and share buybacks. We maintained our position in the company.

Portfolio Strategy and Changes

To place our portfolio changes in perspective, we believe it is important to review the investment strategy we use in managing your fund. The Institutional Large-Cap Value Fund seeks to invest in companies with favorable long-term fundamental characteristics that we believe are temporarily mispriced by the market. To do this, we rely on picking individual stocks by leveraging the considerable skills and experience of our team of research analysts. Our approach is predicated on identifying investments where we believe the stock’s implicit upside is significantly greater than its inherent risk. We particularly favor companies that generate strong free cash flow and trade at a discount to our estimated sum-of-the-parts valuation. Stocks that are beaten up, ignored, or passed over frequently produce our best investments. While we may not always be right, if we can successfully identify companies with asymmetric return potential, we believe we have the potential to beat the market and our peers over the long term. We consider ourselves investors, not speculators, and have a longer-term time horizon when we make our investment decisions.

Our biggest purchase in the past six months was adding to our holdings in industrial conglomerate GE, a relatively weak performer over the past 18 months that was trading at attractive valuations. GE is in the midst of refocusing its businesses on industrial segments and taking out costs that should expand margins. We also increased positions in Bank of America and JPMorgan Chase, which stand to benefit from the strengthening economy and rising interest rates as the Fed winds down its stimulus program in the coming months. Litigation expenses continue to weigh on profitability at both banks, but they have been working diligently to resolve their outstanding legal problems, which should subside over time. We initiated a position in tobacco company Philip Morris International, a defensive and relatively inexpensive consumer staples name, and added to California utility PG&E, which has been under a cloud of regulatory uncertainty following a deadly 2010 pipeline explosion. PG&E faces up to billions in fines as a result of the incident, but we believed its stock presented a compelling risk/reward opportunity, and it was one of the top contributors over the period. As for sales, we reduced positions in several high-quality companies whose shares appreciated to levels that we believed reflected their intrinsic value. These included ExxonMobil, Wal-Mart, and AT&T. As always, our stock sales reflect our views on a company’s valuation, not the quality of its business.

Outlook

Recent indicators show that the U.S. economy has rebounded from the surprise contraction in the first quarter. We remain concerned, however, that the stock market’s rise may have exceeded corporate earnings and economic growth. In our last letter in December, we noted that valuations were less attractive compared with their levels at the start of 2013, and market valuations have only become more expensive. As a result, we would not be surprised to see a pullback in the near term.

The magnitude of the stock market’s climb in the past few years relative to earnings growth has been a bit surprising given widespread expectations of higher interest rates and tighter Fed policy in the coming months. However, short-term rates remain low, and strong balance sheets and solid earnings growth so far this year provide some reassurance that the market can sustain, and even extend, recent gains. Despite the runup in valuations in the large-cap universe, we continue to find companies that are priced below their intrinsic value in a wide range of industries. We remain focused on our strategy of buying quality companies at attractive prices and maintaining a longer-term horizon to allow the market to recognize the value of our holdings.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Brian C. Rogers

John D. Linehan

Mark S. Finn
Cochairmen of the fund’s Investment Advisory Committee

July 25, 2014

The committee chairmen have day-to-day responsibility for managing the portfolio and work with committee members in developing and executing the fund’s investment program.

Risks of Investing in the Fund

Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Glossary

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Lipper index: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Russell 1000 Value Index: A market capitalization-weighted index of those firms in the Russell 1000 with lower price-to-book ratios and forecast growth rates.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Large-Cap Value Fund

Performance Comparison

This table shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Large-Cap Value Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Large-Cap Value Fund
June 30, 2014 (Unaudited)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2014. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 6/30/14	Value 12/31/13
T. Rowe Price Reserve Investment Fund, 0.06%	¤	¤	$ 16	$ 45,141	$ 56,138
T. Rowe Price Short-Term Reserve Fund, 0.05%	¤	¤	–^	31,309	–
Totals			$ 16	$ 76,450	$ 56,138

¤Purchase and sale information not shown for cash management funds.
^Excludes earnings on securities lending collateral, which are subject to rebates and fees as described in Note 3.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 76,450
Dividend income	16
Interest income	–
Investment income	$ 16
Realized gain (loss) on securities	$ –
Capital gain distributions from mutual funds	$ –

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Large-Cap Value Fund
June 30, 2014 (Unaudited)
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $1,564,842)	$	2,117,842
Receivable for investment securities sold		162,024
Dividends receivable		2,828
Receivable for shares sold		1,468
Other assets		53
Total assets		2,284,215
Liabilities		
Payable for shares redeemed		167,302
Obligation to return securities lending collateral		31,309
Payable for investment securities purchased		3,439
Investment management fees payable		1,010
Due to affiliates		8
Other liabilities		72
Total liabilities		203,140
NET ASSETS	**$**	**2,081,075**
Net Assets Consist of:		
Undistributed net investment income	$	15,089
Accumulated undistributed net realized gain		79,852
Net unrealized gain		553,000
Paid-in capital applicable to 102,499,491 shares of $0.0001 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized		1,433,134
NET ASSETS	**$**	**2,081,075**
NET ASSET VALUE PER SHARE	**$**	**20.30**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Large-Cap Value Fund
(Unaudited)
($000s)

6 Months Ended 6/30/14
Investment Income (Loss)		
Income		
Dividend	$	20,380
Securities lending		23
Interest		1
Total income		20,404
Expenses		
Investment management		5,115
Shareholder servicing		3
Prospectus and shareholder reports		22
Custody and accounting		74
Registration		72
Legal and audit		11
Directors		4
Proxy and annual meeting		7
Miscellaneous		7
Total expenses		5,315
Net investment income		15,089
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		102,982
Foreign currency transactions		(2)
Net realized gain		102,980
Change in net unrealized gain / loss on securities		44,879
Net realized and unrealized gain / loss		147,859
INCREASE IN NET ASSETS FROM OPERATIONS	**$**	**162,948**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Large-Cap Value Fund
(Unaudited)
($000s)

6 Months Ended 6/30/14	Year Ended 12/31/13
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 15,089	$ 21,694
Net realized gain	102,980	12,892
Change in net unrealized gain / loss	44,879	347,476
Increase in net assets from operations	162,948	382,062
Distributions to shareholders		
Net investment income	–	(20,928)
Capital share transactions*		
Shares sold	628,319	320,637
Distributions reinvested	–	20,849
Shares redeemed	(282,478)	(179,369)
Increase in net assets from capital share transactions	345,841	162,117
Net Assets		
Increase during period	508,789	523,251
Beginning of period	1,572,286	1,049,035
End of period	**$ 2,081,075**	**$ 1,572,286**
Undistributed net investment income	15,089	–
*Share information		
Shares sold	32,927	19,305
Distributions reinvested	–	1,132
Shares redeemed	(14,204)	(10,549)
Increase in shares outstanding	18,723	9,888

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Large-Cap Value Fund
June 30, 2014 (Unaudited)

T. Rowe Price Institutional Equity Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Large-Cap Value Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on March 31, 2000. The fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $3,000 for the six months ended June 30, 2014.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2014, the fund realized $85,652,000 of net gain on $162,024,000 of in-kind redemptions.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2014:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2014.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2014. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2014, totaled $0 for the six months ended June 30, 2014. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the six months, transfers into Level 3 resulted from a lack of observable market data for the security.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. It receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2014, the value of loaned securities was $30,890,000; the value of cash collateral and related investments was $31,309,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $646,166,000 and $269,296,000, respectively, for the six months ended June 30, 2014.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. As of December 31, 2013, the fund had $1,316,000 of available capital loss carryforwards, which all expire in fiscal 2017.

At June 30, 2014, the cost of investments for federal income tax purposes was $1,584,678,000. Net unrealized gain aggregated $533,164,000 at period-end, of which $557,211,000 related to appreciated investments and $24,047,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.55% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended June 30, 2014, expenses incurred pursuant to these service agreements were $47,000 for Price Associates and $3,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On April 30, 2014, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The April meeting followed a telephonic meeting held on March 4, 2014, during which the Board reviewed information and discussed the continuation of the Advisory Contract. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. While the Board did not review information regarding profits realized from managing the fund, in particular because the fund had not achieved sufficient scale to produce meaningful profit margin percentages, the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services based on the fund’s average daily net assets, and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to be appropriate.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was at or below the median for comparable funds and the fund’s total expense ratio was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 18, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 18, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 18, 2014